FIRST BANCSHARES, INC.

P.O. Box 777

Mountain Grove, Missouri  65711

Telephone:  (417) 926-5151

September 13, 2002

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Bancshares, Inc. to be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 16, 2002, at 2:00 p.m., Central Time.

The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Corporation.  Directors and officers of the Corporation, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Corporation’s independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

Stephen H. Romines

President and Chief Executive Officer

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FIRST BANCSHARES, INC.

142 EAST FIRST STREET

MOUNTAIN GROVE, MISSOURI  65711

(417)  926-5151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 16, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Meeting”) of First Bancshares, Inc. (“Corporation”) will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 16, 2002, at 2:00 p.m., Central Time.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.

The election of one director of the Corporation; and

2.

Such other matters as may properly come before the Meeting or any adjournments thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.  Pursuant to the Corporation’s Bylaws, the Board of Directors has fixed the close of business on August 30, 2002 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope.  The Proxy will not be used if you attend the Meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

GINA GUNNELS

SECRETARY

Mountain Grove, Missouri

September 13, 2002

IMPORTANT:   THE PROMPT RETURN OF THE PROXY CARD WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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PROXY STATEMENT

OF

FIRST BANCSHARES, INC.

142 EAST FIRST STREET

MOUNTAIN GROVE, MISSOURI 65711

(417) 926-5151

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 16, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancshares, Inc. (“Corporation”) to be used at the Annual Meeting of Stockholders of the Corporation (“Meeting”).  The Meeting will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 16, 2002, at 2:00 p.m., Central Time.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about September 13, 2002.  The Corporation is the holding company for First Home Savings Bank (“Savings Bank”).

VOTING AND PROXY PROCEDURE

Stockholders Entitled to Vote.  Stockholders of record as of the close of business on August 30, 2002, are entitled to one vote for each share of common stock of the Corporation (“Common Stock”) then held.  As of August 30, 2002, the Corporation had 1,640,069 shares of Common Stock issued and outstanding.  As provided in the Corporation's Articles of Incorporation, record holders of the Corporation's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

If you are a beneficial owner of the Corporation’s Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Corporation’s Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum.  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.  Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.  Broker non-votes will be considered shares present for purposes of determining a quorum.

Voting.  The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting.  When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card.  Where no instructions are indicated, proxies will be voted FOR the election of the nominee for director set forth below.  If a stockholder of record attends the Meeting, he or she may vote by ballot.

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The director to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote.  Stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from the nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

If a stockholder does not return a signed and dated proxy card, or does not attend the Meeting and vote in person, his or her shares will not be voted.

Revocation of a Proxy.  Stockholders who execute proxies retain the right to revoke them at any time.  Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting.  Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

If your Common Stock of the Corporation is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in the First Home Savings Bank ESOP.  If a stockholder is a participant in the First Home Savings Bank Employee Stock Ownership Plan (the “ESOP”), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant’s plan account.  Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant’s plan account are to be voted.  Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups beneficially owning in excess of 5% of the outstanding shares of Common Stock are required to file with the Securities and Exchange Commission (“SEC”), and furnish a copy to the Corporation, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Based upon such reports, the following table sets forth, as of the close of business on August 30, 2002, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock.  Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at the close of business on August 30, 2002. The table also sets forth, as of the close of business on August 30, 2002, certain information as to shares of Common Stock beneficially owned by the Corporation's directors, "named executive officers," and all directors and executive officers as a group.

    Names and

Amount and Nature

Percent of

    Addresses of

of Beneficial

Common Stock

Beneficial Owners

Ownership (1)

Outstanding

Beneficial Owners of More Than 5%

First Home Savings Bank

227,996

13.78%

Employee Stock

Ownership Plan Trust(2)

  142 East First Street

  Mountain Grove, Missouri 65711

Thomas M. Sutherland(3)

90,553

5.47

  4348 E. Valley Road

  Springfield, Missouri 65804

Directors and Nominees

Harold F. Glass

47,749

2.86

Dr. James F. Moore, Jr.

17,250

1.04

John G. Moody

8,850

0.54

Named Executive Officers(4)

Stephen H. Romines(5)

73,985

4.47

Charles W. Schumacher(5)

2,758

0.17

All Executive Officers and

192,820

11.35

Directors as a

Group (seven persons)

_____________________________

(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security.  The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  Shares held in accounts under the Savings Bank’s ESOP as of August 30, 2002, as to which the holders have voting power but not investment power, are also included as follows:  all executive officers and directors as a group, 29,386 shares.  This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days of the close of business of August 30, 2002, pursuant to the 1993 Stock Option Plan (“Option Plan”). Shares of Common Stock subject to outstanding options exercisable within 60 days from August 30, 2002 are as follows: Mr. Glass, 18,000 shares; Dr. Moore, 10,000 shares; and Mr. Schumacher, 2,000 shares.  This table also includes shares of Common Stock awarded to participants’ under the Savings Bank’s Management Recognition and Development Plan (“MRDP”) which became fully vested as of December 23, 1998.

(2)

Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the close of business on August 30, 2002, 227,996 shares have been allocated to participants' accounts, excluding allocations to individuals who no longer participate in the ESOP. The trustees of the ESOP are Directors Romines, Glass and Moody.

(3)

Based on information disclosed in a Schedule 13G, dated June 25, 2002, filed with the SEC.

(4)

SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Romines and Mr. Schumacher were the Corporation's only "named executive officers" for the fiscal year ended June 30, 2002.

(5)

Mr. Romines and Mr. Schumacher are also directors of the Corporation.

PROPOSAL I - ELECTION OF DIRECTORS

The Corporation’s Board of Directors consists of five members.  The Corporation’s Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually.  One director will be elected at the Meeting, who will serve for a three year term, or until his successor has been elected and qualified.  The Board of Directors, acting in its capacity as the Nominating Committee, has nominated for election as director Stephen H. Romines.  Mr. Romines is currently President and Chief Executive Officer of the Corporation, Vice President of the Savings Bank and a director of the Corporation and the Savings Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominee.  If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board knows of no reason why the nominee might be unavailable to serve.

The Board of Directors recommends a vote "FOR" the election of Mr. Romines.

The following table sets forth as to the nominee for election at the meeting and each director continuing in office, his name, age, and the year he first became a director.  Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

Year

First

Year

Elected

Term

     Name

Age(1)

     Principal Occupation

   Director(2)

Expires

BOARD NOMINEES

Stephen H. Romines

60

Chairman of the Board, President          1973

2005(3)

and Chief Executive Officer of

the Corporation and Vice President

of the Savings Bank

DIRECTORS CONTINUING IN OFFICE

John G. Moody

50

Judge of the 44th Missouri

    1993

2004

Judicial Circuit

Charles W. Schumacher

50

President and Chief Executive

2001

2004

Officer of the Savings Bank.

Previously Executive Vice President

and Chief Executive Officer of

Northwoods State Bank from

1992-2000

Harold F. Glass

61

Partner of Millington, Glass & Love,    1978

2003

a law firm located in Springfield,

Missouri

Dr. James F. Moore, Jr.

63

Administrator and Director of the          1993

2003

State Fruit Experiment Station of the

Southwest Missouri State University,

Springfield, Missouri

____________________________

(1)

At June 30, 2002.

(2)

Includes prior service on the Board of Directors of the Savings Bank.

(3)

Assuming re-election at the Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of the respective Boards.  The Board of Directors of the Corporation and the Savings Bank meets monthly and holds additional special meetings as needed.  During the fiscal year ended June 30, 2002, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Savings Bank held 12 meetings.  No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the respective Boards’ and committee meetings on which such Board member served during this period.

The Board of Directors of the Corporation has an Executive Committee which consists of  Messrs. Romines, Glass and Moore.  The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board.  This Committee did not meet during fiscal 2002.

The Corporation’s Audit Committee consists of Messrs. Moore, Moody and Glass.  This Committee meets for the purpose of reviewing the audit procedures at the Corporation, the report and performance of the Corporation’s independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate.  This Committee met four times during fiscal 2002.

The full Board of Directors acts as a Compensation Committee and is responsible for the annual selection of nominees for election as directors of the Company.  The full Board of Directors met once in its capacity as the Compensation Committee during the 2002 fiscal year.

The Board of Directors of the Corporation met once in its capacity as the Nominating Committee during the fiscal year ended June 30, 2002.

Compensation Committee Interlocks and Insider Participation.  There are no interlocks or insider participation with respect to the Compensation Committee of the Board of Directors of the Corporation.

DIRECTORS’  COMPENSATION

Members of the Board of Directors of the Corporation do not receive any fees.  Members of the Board of Directors of the Savings Bank currently receive a fee of $300 per Board meeting, Director Glass receives $43 per meeting as travel allowance and the Chairman of the Board receives $175 per meeting.  No fees are paid for committee meetings.  Total fees paid to directors of the Savings Bank during the fiscal year ended June 30, 2002 were $20,225.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the Chief Executive Officer of the Corporation and the Savings Bank.  No other executive officer of the Corporation or Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 2002.

Annual Compensation
Name and Principal Position	Year	Salary ($)(2)	Bonus ($)	Other Annual Compensation ($) (3)

Stephen H. Romines	2002	$ 42,600	$ -	$ -
President and Chief Executive	2001	101,250	-	-
Officer of the Company	2000	115,091	-	-

Charles W. Schumacher	2002	102,700	-	-
President and Chief Executive	2001	76,731	-	-
Officer of the Saving Bank	2000	-	-	-

_____________________

(1)

All compensation, including fringe benefits, are paid by the Savings Bank.

(2)

Amounts for fiscal 2002 include: for Mr. Romines, director’s fees of $3,300 and chairman of the board fees of $1,925; for Mr. Schumacher, director's fees of $2,700.

(3)

Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.

Option Exercise/Value Table

The following information with respect to options exercised during the fiscal year ended June 30, 2002 and remaining unexercised at the end of the fiscal year, is presented for Messrs. Romines and Schumacher.  No options were granted to Messrs. Romines and Schumacher during the fiscal year.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at FY-End(#) Exerciseable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End Exerciseable/Unexercisable

Stephen H. Romines	9,000	$61,830	-/-	$--/--

Charles W. Schumacher	2,000	$8,690	-/8,000	$--/25,800

Employment Agreement.  The Savings Bank has entered into a three-year employment agreement with Charles W. Schumacher who serves as President and Chief Executive Officer of the Savings Bank.  The agreement, which was entered into in 2000, established a salary of $95,000, for that year which was paid by the Savings Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board.  Under the agreement, Mr. Schumacher’s salary may not be decreased during the term of the employment agreement without his prior written consent.  The agreement is terminable by the Savings Bank or the Corporation for just cause at any time or in certain events specified by Office of Thrift Supervision (“OTS”) regulations.  The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Savings Bank and the Corporation.  Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment  where, subsequent to a change in control, Mr. Schumacher is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.  The term “change in control” is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Corporation occurs.

In the event of a change in control, the severance payment pursuant to the agreement will equal 2.99 times Mr. Schumacher’s base compensation, as defined in Section 280G of the Internal Revenue Code of 1986, as amended (“Code”), during the preceding five years.  Such amount will be paid within ten days following the termination of employment.  Assuming the compensation of Mr. Schumacher is not increased, he would be entitled to severance payments of approximately $284,000 in the event of a change in control of the Savings Bank and the Corporation.  Section 280G of the Code, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be “excess parachute payments” if they are contingent upon a change in control.  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Savings Bank and the Corporation are not entitled to deduct the amount of such excess payments.

The agreement restricts Mr. Schumacher’s right to compete against the Savings Bank and the Corporation for one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control, or if the Savings Bank or the Corporation terminate his employment for cause.

The employment agreement with Mr. Romines disclosed in previous proxy statements was terminated upon Mr. Romines’ retirement as President of the Savings Bank on December 31, 2001.

AUDIT COMMITTEE MATTERS

Audit Committee Charter.  The Audit Committee operates pursuant to a Charter approved by the Corporation’s Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation.  The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Corporation.

Audit Committee Report.  The Corporation's Audit Committee has issued the following report with respect to the audited financial statements of the Corporation for the fiscal year ended June 30, 2002:

•

The Audit Committee has reviewed and discussed with the Corporation's management the Corporation's fiscal 2002 audited financial statements;

•

The Audit Committee has discussed with the Corporation's independent auditors (Kirkpatrick, Phillips & Miller, CPAs, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

•

The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Corporation and its related entities) and has discussed with the auditors their independence from the Corporation; and

•

Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2002 audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002.

Submitted by the Audit Committee of the Corporation's Board of Directors:

Dr. James F. Moore, Jr.

John G. Moody

Harold F. Glass

Independence and Other Matters.  Each member of the Audit and Finance Committee is "independent," as defined, in the case of the Corporation, under The Nasdaq Stock Market Rules.  The Audit Committee members do not have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation.  None of the Audit Committee members are current officers or employees of the Corporation or its affiliates.

TRANSACTIONS WITH MANAGEMENT

Mr. Stephen H. Romines, Chairman of the Board, President and Chief Executive Officer of the the Corporation and Vice President of the Savings Bank, is a practicing attorney and handles legal matters for the Savings Bank from time to time in this capacity without receiving any fees.  Such activities include the drafting of legal documents, handling collection accounts and appearing in court on behalf of the Savings Bank.

In addition to performing legal services for the Savings Bank, Mr. Romines provides legal services, from time to time, for existing and potential customers of the Savings Bank.  Such services are generally restricted to real estate transactions, such as the preparation of contracts, deeds, promissory notes, deeds of trust and examining abstracts of title, as well as a limited amount of estate planning and probate work.  For the fiscal year ended June 30, 2002, Mr. Romines received approximately $3,500 in legal fees from customers of the Savings Bank.

Mr. Harold F. Glass, a director of the Savings Bank and the Corporation, is a partner with the law firm of Millington, Glass & Love, which firm serves as legal counsel for the Corporation, the Savings Bank and its subsidiary.  As counsel for the Corporation and the Savings Bank for the fiscal year ended June 30, 2002, Millington, Glass & Love was paid $6,000 in fees and expense reimbursement, which amount did not exceed 5% of the law firm’s annual gross revenues.

The above-described transactions were made on terms no less favorable to the Savings Bank and the Corporation than ones with unaffiliated third parties.

The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons.  Loans to such persons are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.  The Savings Bank has never granted loans to its directors and officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Corporation or the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.  At June 30, 2002, loans to directors and executive officers, including immediate family members, totaled $1,860,345.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation’s Common Stock, to file reports of ownership and changes in ownership with the SEC and the Corporation.

Based solely on a review of the report and written representations provided to the Corporation, the Corporation believes that during the fiscal year ended June 30, 2002 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

AUDITORS

The Board of Directors has renewed the Corporation’s arrangements with Kirkpatrick, Phillips & Miller, CPAs, P.C., independent public accountants, to be its auditors for the 2003 fiscal year.  A representative of Kirkpatrick, Phillips & Miller, CPAs, P.C. is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

Audit Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services rendered for the audit of the Corporation's financial statements for fiscal 2002 and the reviews of the financial statements included in the Corporation Forms 10-QSB for that year were $68,930.

Financial Information Systems Design and Implementation Fees.  Kirkpatrick, Phillips & Miller, CPAs, P.C. performed no financial information system design or implementation work for the Corporation during the fiscal year ended June 30, 2002.

All Other Fees.  Other than audit fees, the aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for fiscal 2002, none of which were financial information systems design and implementation fees, were $18,260.  The Audit Committee of the Board of Directors determined that the services performed by Kirkpatrick, Phillips & Miller, CPAs, P.C., other than audit services, are not incompatible with Kirkpatrick, Phillips & Miller, CPAs, P.C. maintaining its independence.

OTHER MATTERS

The cost of solicitation of proxies will be borne by the Corporation.  In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement.  However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

FINANCIAL STATEMENTS

The Corporation’s Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on August 30, 2002.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Corporation’s proxy solicitation materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation’s main office at 142 East First Street, Mountain Grove, Missouri, no later than May 16, 2003.  Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

Article II, Section 2.16 of the Corporation’s Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting nominees for election as directors.  Article II, Section 2.17 also provides as follows:  “At any annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (I) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who complies with the procedures set forth in {this} Section 2.17 of Article II.”  Any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation’s Articles of Incorporation.  Article II, Section 2.16 of the Articles of Incorporation provides that notice of a stockholder’s intent to make a nomination or present new business at the meeting must be given not less than 30 days nor more than 60 days prior to any such meeting.   However, if less than 40 days’ notice of the meeting is given to stockholders by the Corporation, a stockholder’s notice shall be received no later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.  Based on the date of the Meeting, in order for a stockholder to make timely notice of a nomination or proposal for the Company’s annual meeting next year, it is anticipated that such notice must be received by the Secretary of the Corporation by September 23, 2003.  If properly made, such proposals shall be considered by stockholders at such meeting.

BY ORDER OF THE BOARD OF DIRECTORS

GINA GUNNELS

SECRETARY

Mountain Grove, Missouri

September 13, 2002

FORM 10-KSB

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO GINA GUNNELS, SECRETARY, FIRST BANCSHARES, INC., P.O. BOX 777, MOUNTAIN GROVE, MISSOURI  65711.

THE CORPORATION’S FORMS 10-KSB, 10-QSB AND OTHER DISCLOSURE DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE OBTAINED FROM THE SEC HOME PAGE ON THE WORLD WIDE WEB AT http://www.sec.gov.

REVOCABLE PROXY FIRST BANCSHARES, INC.
X Please mark votes as in this example	1. The election as director of the nominee listed below For Withhold t
ANNUAL MEETING OF STOCKHOLDERS	Stephen H. Romines
OCTOBER 16, 2002

The Board of Directors recommends a vote "FOR" the above proposal.

The undersigned hereby appoints Harold F. Glass and Dr. James F. Moore, Jr. as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Days Inn Conference Room, 300 E. 19th Street, Mountain Grove, Missouri on Wednesday, October 16, 2002 at 2:00 p.m., Central Time, and any and all adjournments thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please be sure to sign and date this Proxy in the box below.

The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 13, 2002 and the 2002 Annual Report to Stockholders.

Date Stockholder sign above Co-holder (if any) sign above

Please sign exactly as your name apprears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.